Exhibit 99.1



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CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:      00-33268                                      ACCRUAL BASIS
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JUDGE:            Lorraine Murphy Weil
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                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                          MONTH ENDING - JANUARY, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                    Chief Operating Officer
/s/ Michael P. McGroarty                            and General Counsel
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

    Michael P. McGroarty                                      3/13/01
----------------------------------------           -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:

                                                    Senior Vice President
/s/ Sheldon A. Paul                                 Finance and Administration
----------------------------------------           -----------------------------
    ORIGINAL SIGNATURE OF PREPARER                             TITLE

    Sheldon A. Paul                                           3/13/01
----------------------------------------           -----------------------------
       PRINTED NAME OF PREPARER                                DATE

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268

      COMPARATIVE BALANCE SHEET
                                                          Schedule
                                                           Amount
                                                       -------------
           ASSETS                                       July 24, 2000   November 30, 2000   December 31, 2000   January 31, 2001
                                                        -------------   -----------------   -----------------   ----------------

         1 UNRESTRICTED CASH                            $     745,751   $         275,327   $         358,347   $       2,354,589
         2 RESTRICTED CASH                                    414,160             261,230             268,738             207,001
                                                        -------------   -----------------   -----------------   -----------------
         3  TOTAL CASH                                      1,159,911             536,557             627,085           2,561,590
         4 ACCOUNTS RECEIVABLE(NET)                           659,117           1,306,870           1,297,534             949,075
         5 INVENTORY                                           44,647              32,327              32,327              32,327
         6 NOTES RECEIVABLE                                       -                   -                   -                   -
         7 PREPAID EXPENSES                                   362,117             291,312             277,189             294,327
         8 OTHER                                            9,645,433           9,139,603           9,745,346           9,600,645
                                                        -------------   -----------------   -----------------   -----------------
         9  TOTAL CURRENT ASSETS                           11,871,224          11,306,669          11,979,481          13,437,964
                                                        -------------   -----------------   -----------------   -----------------
        10 PROPERTY, PLANT & EQUIPMENT                     10,084,459           6,404,370           6,404,370           5,743,968
        11 LESS:ACCUMLATED DEPRECIATION                    (8,463,070)         (5,242,032)         (5,311,598)         (4,714,505)
                                                        -------------   -----------------   -----------------   -----------------
        12  NET PROPERTY, PLANT & EQUIPMENT                 1,621,389           1,162,338           1,092,772           1,029,463
        13 DUE FROM INSIDERS
        14 OTHER ASSETS-NET OF AMORTIZATION                 2,520,898           2,415,557           2,376,294           2,349,202
        15 OTHER                                              182,666             121,033             121,033              85,934
                                                        -------------   -----------------   -----------------   -----------------
        16  TOTAL ASSETS                                $  16,196,176   $      15,005,597   $      15,569,580   $      16,902,563
                                                        =============   =================   =================   =================





           LIABILITIES & STOCKHOLDERS' EQUITY
           POSTPETITION LIABILITIES
        17 ACCOUNTS PAYABLE                             $         -     $         310,388   $         188,865   $         239,875
        18 TAXES PAYABLE                                       (7,448)             16,465              23,496              44,830
        19 NOTES PAYABLE                                          -                   -                  -                    -
        20 PROFESSIONAL FEES                                      -                   -                  -                    -
        21 SECURED DEBT                                           -                   -                  -                    -
           DEFERRED REVENUES                                3,440,007           2,007,452          1,692,855            3,217,376
        22 OTHER                                                  -               294,622             433,413             454,167
                                                        -------------   -----------------   -----------------   -----------------
        23  TOTAL POST PETITION LIABILTIES                  3,432,559           2,628,927           2,338,629           3,956,248
                                                        -------------   -----------------   -----------------   -----------------
           PREPETITION LIABILITIES
        24 SECURED DEBT                                       133,261              99,107              88,546              79,868
           TAXES PAYABLE                                      313,353             245,501             246,529             246,603
        25 PRIORITY DEBT                                          -                   -                   -                   -
        26 UNSECURED DEBT                                   3,470,818           3,492,755           3,444,462           3,444,462
        27 OTHER                                              945,206             388,590             388,590             388,590
                                                        -------------   -----------------   -----------------   -----------------
        28  TOTAL PREPETITION LIABILTIES                    4,862,638           4,225,953           4,168,127           4,159,523
                                                        -------------   -----------------   -----------------   -----------------
        29  TOTAL LIABILITIES                               8,295,197           6,854,880           6,506,756           8,115,771
                                                        -------------   -----------------   -----------------   -----------------
           EQUITY
        30 PREPETITION OWNER'S EQUITY                       7,900,980           7,900,980           7,900,980           7,900,980
        31 POSTPETITION CUMULATIVE PROFIT (LOSS)                  -               770,783           1,131,196           1,041,595
           FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                          (521,046)             30,648            (155,783)
        32 DIRECT CHARGES TO EQUITY                               -                   -                   -                   -
                                                        -------------   -----------------   -----------------   -----------------
        33  TOTAL EQUITY                                    7,900,980           8,150,717           9,062,824           8,786,792
                                                        -------------   -----------------   -----------------   -----------------
        34  TOTAL LIABILITIES & OWNERS EQUITY           $  16,196,177   $      15,005,597   $      15,569,580   $      16,902,563
                                                        =============   =================   =================   =================

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      SCHEDULES FOR COMPARATIVE BALANCE SHEET
                                                      Schedule
                                                       Amount             Month               Month               Month
                                                    July 24, 2000   November 30, 2000   December 31, 2000   January 31, 2001
                                                    -------------   -----------------   -----------------   ----------------
#8    OTHER ASSETS
      ------------
      DUE FROM SUBSIDIARY-FRANCE                    $    (340,671)  $        (289,328)  $        (227,379)  $       (222,642)
      DUE FROM SUBSIDIARY-AUSTRALIA                       374,203             156,001             389,714            387,045
      DUE FROM SUBSIDIARY-UNITED KINGDOM                9,249,494           8,960,332           9,203,541          9,018,137
      DUE FROM SUBSIDIARY-GERMANY                         362,407             312,598             379,470            418,105
                                                    ------------------------------------------------------------------------
                                                    $   9,645,433   $       9,139,603   $       9,745,346   $      9,600,645
                                                    ========================================================================

#14   OTHER ASSETS-NET OF AMORTIZATION
      --------------------------------
      GOODWILL                                      $     168,322   $         157,740   $         155,093   $        152,449
      PURCHASED RESEARCH & DEVELOPMENT                    308,937             154,468             115,852             77,234
      DEPOSITS                                             81,576             141,286             143,286            157,456
      INVESTMENT IN IMA, UK LTD.                          233,000             233,000             233,000            233,000
      INVESTMENT IN MITSUCON TECNOLOGIA SA              1,729,063           1,729,063           1,729,063          1,729,063
                                                    ------------------------------------------------------------------------
                                                    $   2,520,898   $       2,415,557   $       2,376,294   $      2,349,202
                                                    ========================================================================

#15   OTHER-ASSETS
      ------------
      NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA       $     182,666   $         121,033   $         121,033   $         85,934
                                                    ========================================================================

#18   POST PETITION TAXES PAYABLE
      ---------------------------
      STATE SALES TAXES PAYABLE                            (7,448)             16,465              23,496             44,830
                                                    ------------------------------------------------------------------------
                                                    $      (7,448)  $          16,465   $          23,496   $         44,830
                                                    ========================================================================

      PREPETITION TAXES PAYABLE
      -------------------------
      GENERAL INCOME TAX RESERVE                    $     167,188   $         100,370   $         104,889   $        104,889
      GENERAL SALES TAX RESERVE                           146,165             145,131             141,640            141,714
                                                    ------------------------------------------------------------------------
                                                    $     313,353   $         245,501   $         246,529   $        246,603
                                                    ========================================================================

#22   POST PETITION - OTHER LIABILITIES
      ---------------------------------
      ACCRUED COMPENSATION                          $     383,853   $         296,203   $         365,562   $        355,718
      ACCRUED EXPENSES                                    172,748              (1,581)             67,851             98,449
                                                    ------------------------------------------------------------------------
                                                    $     556,601   $         294,622   $         433,413   $        454,167
                                                    ========================================================================

#27   PREPETITION - OTHER LIABILITIES
      --------------------------------
      ACCRUED RENT                                        251,590             251,590             251,590            251,590
      ACCRUED INTEREST                                    137,015             137,000             137,000            137,000
                                                    ------------------------------------------------------------------------
                                                    $     388,605   $         388,590   $         388,590   $        388,590
                                                    ========================================================================

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      INCOME STATEMENT                                                     Month                Month                 Month
                                                                      November 30, 2000    December 31, 2000     January 31, 2001
                                                                      -----------------    -----------------     ----------------

     1 GROSS REVENUES                                                 $       1,021,697    $       1,216,364     $        750,664
       ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                 20,925               49,768                6,890
     2 LESS:RETURNS AND ALLOWANCES                                                  -                    -                    -
                                                                      -----------------    -----------------     ----------------
     3  NET REVENUE                                                           1,042,622            1,266,132              757,554
                                                                      -----------------    -----------------     ----------------
       COST OF GOODS SOLD:
     4 MATERIAL                                                                     -                    -                    -
     5 DIRECT LABOR                                                                 -                    -                    -
     6 DIRECT OVERHEAD- 3RD PARTY COSTS                                          21,184               11,132                9,536
                                                                      -----------------    -----------------     ----------------
     7 TOTAL COST OF GOODS SOLD                                                  21,184               11,132                9,536
                                                                      -----------------    -----------------     ----------------
     8 GROSS PROFIT                                                           1,021,438            1,255,000              748,018
                                                                      -----------------    -----------------     ----------------
       OPERATING EXPENSES:
     9 OFFICER/INSIDER COMPENSATION                                             121,501              169,011              149,648
    10 SELLING AND MARKETING                                                     75,982               60,691               56,274
    11 GENERAL AND ADMINISTRATIVE                                               523,158              498,147              493,616
    12 RENT AND LEASE                                                               -                    -                    -
    13 OTHER                                                                        -                    -                    -
                                                                      -----------------    -----------------     ----------------
    14 TOTAL OPERATING EXPENSE                                                  720,641              727,849              699,538
                                                                      -----------------    -----------------     ----------------
    15 INCOME BEFORE NON-OPERATING INCOME AND EXPENSE                           300,797              527,151               48,480
                                                                      -----------------    -----------------     ----------------
       OTHER INCOME AND EXPENSE:
    16 NON OPERATING INCOME - INTEREST/OTHER                                     (2,162)              (2,625)              (5,068)
    17 NON OPERATING EXPENSE                                                        -                    -                    -
    18 INTEREST EXPENSE                                                           2,165                2,089                1,379
    19 DEPRECIATION EXPENSE                                                      62,640               56,028               54,415
    20 AMORTIZATION                                                              54,895               54,800               53,816
    21 OTHER     (See #1-Questionaire Explanations)                             136,425                  -                    -
                                                                      -----------------    -----------------     ----------------
    22 NET OTHER INCOME AND EXPENSE                                             253,963              110,292              104,542
       REORGANIZATION EXPENSE:
    23 PROFESSIONAL FEES                                                            -                 26,844                5,000
    24 US TRUSTEE FEES                                                              -                    -                  7,500
    25 OTHER                                                                        -                    -                    -
                                                                      -----------------    -----------------     ----------------
    26 TOTAL REORGANIZATION EXPENSE                                                 -                 26,844               12,500
                                                                      -----------------    -----------------     ----------------
    27 INCOME TAX                                                                   -                    -                    -
                                                                      -----------------    -----------------     ----------------
    28 INTERNATIONAL WITHHOLDING TAX                                                -                 29,602               21,039
                                                                      -----------------    -----------------     ----------------
    29 NET PROFIT                                                     $          46,834    $         360,413     $        (89,601)
                                                                      =================    =================     ================

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      CASH RECEIPTS AND DISBURSEMENTS                      Month                   Month                 Month
                                                      November 30, 2000      December 31, 2000      January 31, 2001
                                                      -----------------      -----------------      ----------------
       1 CASH-BEGINNING OF MONTH                      $         543,375      $         536,557      $        627,085
                                                      -----------------      -----------------      ----------------
         RECEIPTS FROM OPERATIONS
       2 CASH SALES                                                 -                      -                     -
         COLLECTION OF ACCOUNTS RECEIVABLE
       3 PREPETITION                                             87,243                    -                     -
       4 POST PETITION                                          672,607              1,038,643             2,742,369
                                                      -----------------      -----------------      ----------------
       5 TOTAL OPERATING RECEIPTS                               759,850              1,038,643             2,742,369
                                                      -----------------      -----------------      ----------------
         NON-OPERATING RECEIPTS
       6 LOANS AND ADVANCES
       7 SALE OF ASSETS                                          15,461                    -                     -
       8 OTHER                                                    1,412                  1,625                 6,547
                                                      -----------------      -----------------      ----------------
       9 TOTAL NON OPERATING RECEIPTS                            16,873                  1,625                 6,547
                                                      -----------------      -----------------      ----------------
      10 TOTAL RECEIPTS                                         776,723              1,040,268             2,748,916
                                                      -----------------      -----------------      ----------------
      11 TOTAL CASH AVAILABLE                                 1,320,098              1,576,825             3,376,001
                                                      -----------------      -----------------      ----------------
         OPERATING DISBURSEMENTS
      12 NET PAYROLL                                            329,955                347,334               292,121
      13 PAYROLL TAXES PAID                                     196,718                158,175               184,619
      14 SALES, USE & OTHER TAXES PAID                              270                 29,246                44,381
      15 SECURED/RENTAL/LEASES                                   37,738                 57,158                68,832
      16 UTILITIES                                               42,829                 89,992                22,186
      17 INSURANCE                                               63,807                 61,810                55,268
      18 INVENTORY PURCHASES                                        -                      -                     -
      19 VEHICLE EXPENSES                                           -                      -                     -
      20 TRAVEL                                                  63,388                 61,440                30,153
      21 ENTERTAINMENT                                              -                      -                     -
      22 REPAIRS AND MAINTENANCE                                    -                    6,286                 1,244
      23 SUPPLIES                                                   -                      -                     -
      24 ADVERTISING                                                -                      -                     -
      25 OTHER                                                   48,836                129,263               108,108
                                                      -----------------      -----------------      ----------------
      26 TOTAL OPERATING DISBURSEMENTS                          783,541                940,704               806,912
                                                      -----------------      -----------------      ----------------
         TOTAL REORGANIZATION EXPENSE
      27 PROFESSIONAL FEES                                          -                    9,036                   -
      28 US TRUSTEE FEES                                            -                      -                   7,500
      29 OTHER                                                      -                      -                     -
                                                      -----------------      -----------------      ----------------
      30 TOTAL REORGANIZATION EXPENSE                               -                    9,036                 7,500
                                                      -----------------      -----------------      ----------------
      31 TOTAL DISBURSEMENTS                                    783,541                949,740               814,412
                                                      -----------------      -----------------      ----------------
      32 NET CASH FLOW                                           (6,818)                90,528             1,934,504
                                                      -----------------      -----------------      ----------------
      33 CASH - END OF MONTH                          $         536,557      $         627,085      $      2,561,590
                                                      =================      =================      ================

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      ACCOUNTS RECEIVABLE AGING:                                 Month                    Month                   Month
                                                             November 30, 2000       December 31, 2000       January 31, 2001
                                                  ------------------------------------------------------------------------------

   1 0-30 DAYS                                               $           594,873     $           572,606     $             97,326
   2 31-60 DAYS                                                          374,119                 185,838                  171,368
   3 61-90 DAYS                                                          560,904                 324,859                  128,475
   4 91+ DAYS                                                          2,432,540                 459,397                  611,085
                                                             -------------------     -------------------     -------------------
   5 TOTAL ACCOUNTS RECEIVABLE                                         3,962,436               1,542,700                1,008,254
     OTHER ACCOUNTS RECEIVABLE                                           860,504                 857,557                1,054,945
   6 AMOUNT CONSIDERED UNCOLLECTABLE                                  (3,516,070)             (1,102,723)              (1,114,124)
                                                             -------------------     -------------------     -------------------
   7 ACCOUNTS RECEIVABLE(NET)                                $         1,306,870     $         1,297,534     $            949,075
                                                             ===================     ===================     ====================


      AGING OF POST PETITION TAXES AND PAYABLES:

      TAXES PAYABLE:                               0-30 DAYS      31-60 DAYS         61-90 DAYS        91+ DAYS          TOTAL
                                                   ---------      ----------         ----------        --------          ------
   1 FEDERAL                                     $       -     $           -       $         -       $         -      $         -
   2 STATE                                               -                 -                 -                 -                -
   3 LOCAL                                               -                 -                 -                 -                -
   4 OTHER                                       o       -                 -                 -                 -                -
                                                 -----------   ---------------     -------------     -------------    -------------
   5 TOTAL TAXES PAYABLE                         $       -     $           -       $         -       $         -      $         -
                                                 ===========   ===============     =============     =============    =============

                                                                                                                         TOTAL
                                                                                                                         ------

    6 ACCOUNTS PAYABLE:                          $   187,194   $        30,881     $       6,820     $      14,980    $   239,875
                                                 ===========   ===============     =============     =============    =============


       STATUS OF POSTPETITION TAXES:

                                                    BEGIN TAX            AMOUNT W/H OR
       FEDERAL                                      LIABILITY              ACCRUED            AMOUNT PAID     ENDING TAX LIABILITY
       -------                                  ------------------------------------------------------------------------------------
   1 WITHHOLDING                                $             -       $          83,570     $        83,570   $                -
   2 FICA EMPLOYEE                                            -       $          34,317     $        34,317                    -
   3 FICA EMPLOYER                                            -       $          34,317     $        34,317                    -
   4 UNEMPLOYMENT                                             -       $           2,773     $         2,773                    -
   5 INCOME                                                   -       $             -       $           -                      -
   6 OTHER                                                    -       $             -       $           -                      -
                                                -----------------     -----------------     ---------------   --------------------
   7 TOTAL FEDERAL TAXES                                      -       $         154,977     $       154,977                    -
                                                -----------------     -----------------     ---------------   --------------------
     STATE AND LOCAL
     ---------------
     8 WITHHOLDING                                            -                  19,540              19,540                    -
     9 SALES                                               23,831                48,361              27,362                 44,830
    10 EXCISE                                                 -                     -                   -                      -
    11 UNEMPLOYMENT                                           -                   8,642               8,642                    -
    12 REAL PROPERTY                                          -                     -                   -                      -
    13 PERSONAL  PROPERTY                                  15,587                 1,432              17,019                    -
    14 OTHER                                                  -                   1,460               1,460                    -
                                                -----------------     -----------------     ---------------   --------------------
    15 TOTAL STATE AND LOCAL                               39,418                79,435              74,023                 44,830
                                                -----------------     -----------------     ---------------   --------------------
    16 TOTAL TAXES                              $          39,418     $         234,412     $       229,000   $             44,830
                                                =================     =================     ===============   ====================

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      BANK RECONCILIATIONS:                      MONTH:           January-01

                                               ACCOUNT #1        ACCOUNT #2        ACCOUNT #3       ACCOUNT #4       ACCOUNT #5
                                               ----------        ----------        ----------       ----------       ----------
A     BANK                                    PEOPLES BANK      PEOPLES BANK       PEOPLES BANK     PEOPLES BANK     PEOPLES BANK
B     ACCOUNT NUMBER:                         048-7035708       064-7002287        048-7040507      064-7002279      048-7040515
                                                                                   IMA DIP                           IMA DIP
                                              IMA CUSTODIAL     IMA OPERATING      OPERATING        IMA PAYROLL      PAYROLL
C     PURPOSE(TYPE)                           ACCOUNT           ACCOUNT # 1        ACCOUNT #2       ACCOUNT # 1      ACCOUNT # 2
        ----------------------------------------------------------------------------------------------------------------------------
      1 BALANCE PER BANK STATEMENT            $           -    $         3,027     $    2,419,510   $          -     $          -
      2 ADD: TOTAL DEPOSITS NOT CREDITED                  -                -                  -                -                -
      3 SUBTRACT: OUTSTANDING CHECKS                      -             (1,262)           (54,511)         (14,540)          (1,470)
      4 OTHER RECONCILING ITEMS                           -                -                  -                -              1,580
                                                               ---------------     ---------------  ---------------  ---------------
      5 MONTH END BALANCE PER BOOKS           $           -    $         1,765     $     2,364,999  $       (14,540) $          110
                                                               ===============     ===============  ===============  ==============
        DIFFERENCE                                                         -                   -                -               -
      6 NUMBER OF LAST WRITTEN CHECK                                032661               033808          035702          035836



                                                     ACCOUNT #6         ACCOUNT #7
                                                     ----------         ----------
A     BANK                                           PEOPLES BANK       ALEX BROWN
B     ACCOUNT NUMBER:                                048-7040523        24836526*

                                                     IMA DIP TAX        IMA RESTRICTED
C     PURPOSE(TYPE)                                  ACCOUNT            ACCOUNT
        -------------------------------------------------------------------------------
      1 BALANCE PER BANK STATEMENT                 $        2,255     $        207,001
      2 ADD:TOTAL DEPOSITS NOT CREDITED                       -                    -
      3 SUBTRACT:OUTSTANDING CHECKS                           -                    -
      4 OTHER RECONCILING ITEMS                               -                    -
                                                   --------------     ----------------
      5 MONTH END BALANCE PER BOOKS                $        2,255     $        207,001
                                                   ==============     ================
        DIFFERENCE                                            -                    -
      6 NUMBER OF LAST WRITTEN CHECK                    1018                N/A


                INVESTMENT ACCOUNTS:
                                                     DATE OF           TYPE OF             PURCHASE          CURRENT
         BANK ACCOUNT NAME & NUMBER                 PURCHASE         INVESTMENT             PRICE             VALUE
                                              -------------------------------------------------------------------------
       7                 None                                                            $      -          $      -
       8                 None                                                                   -                 -
       9                 None                                                                   -                 -
      10                 None                                                                   -                 -
                                                                                         ----------        ----------
      11 TOTAL INVESTMENT                                                                $      -          $      -
                                                                                         ==========        ==========




         CASH:

      12 CURRENCY ON HAND                               None
      13 TOTAL CASH - END OF MONTH                  $   2,561,590
                                                    =============

NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268

      PAYMENTS TO INSIDERS AND PROFESSIONALS:     MONTH        January-01

                                                       INSIDERS
      -----------------------------------------------------------------------------------------------------------------------------

                                                                     COMPENSATION
                                              ----------------------------------------------------------
       NAME                        TRAVEL                                                                  TOTAL PAID   TOTAL PAID
                               REIMBURSEMENTS       PAYROLL      COMMISSIONS  ADVISORY FEES   EXECUTORY    THIS MONTH    TO DATE
                             ------------------------------------------------------------------------------------------------------
     1 PAUL SCHMIDT          $         -     $         -      $        -    $        -     $         -    $       -     $    2,500
     2 TOM HILL                        -               -               -             -               -            -     $    1,000
     3 DAVID CALLARD                   -               -               -             -               -            -     $    1,500
     4 DON MILLER                      -               -               -          25,000             -         25,000   $   53,000
     5 PAUL FREDERICK                  599          15,417             -             -            12,500       28,516   $  190,507
     6 MIKE MCGROARTY                  201          25,834             -             -               -         26,035   $  175,862
     7 SHELDON PAUL                    -            12,656             -             -               -         12,656   $  106,808
     8 KEN BOIN                        290          10,547             -             -               -         10,837   $   74,992
     9 ROGER BEARD                     976          10,833             -             -               -         11,809   $   73,327
    10 ROB CHASE                       -            13,000             -             -               -         13,000   $  124,758
    11 MARIO FERREIRA                  795          12,500           8,500           -               -         21,795   $   94,361
    12 JIM ANDERSON                    -               -               -             -               -            -     $   65,166
                             ----------------------------------------------------------------------------------------
    13 TOTAL PAYMENT TO
       INSIDERS              $       2,861    $    100,787    $      8,500  $     25,000   $      12,500  $   149,648   $  963,781
                             =============    ============    ============  ============   =============  ===========   ==========


                                                            PROFESSIONALS
      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         TOTAL
      NAME                                        DATE OF COURT                                        TOTAL PAID TO   INCURRED &
                                               AUTHORIZING PAYMENT   AMOUNT APPROVED      AMOUNT PAID      DATE          UNPAID
     1 DelConte, Hyde, Annello & Schuch            10/13/2000       $            7,500  $       -     $        3,750   $     3,750
     2 Paul, Hastings, Janofsky & Walker LLP                                       -            -                -          36,189
     3 Reid & Riege, P.C.                          12/13/2000                    9,036          -              9,036           -
     4 Zeisler & Zeisler, P.C.                     12/06/2000                    5,072          -                -          27,808
     5                                                                             -            -                -             -
                                                                                        ----------    --------------   -----------
     6 TOTAL PAYMENT TO PROFESSIONALS                                                   $       -     $       12,786   $    67,747
                                                                                        ==========    ==============   ===========



                        POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       ----------------------------------------------------------------------------------------------------------------------------
       NAME OF CREDITOR                                                 SCHEDULED
                                                                     MONTHLY PAYMENT     AMOUNTS PAID DURING    TOTAL UNPAID
                                                                           DUE                THE MONTH         POSTPETITION
     1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)                        $               -        $             -
     2 CROWN POINTE LLC                                                                               -                      -
     3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                                                   -                      -
     4 FINOVA LOAN ADMINISTRATION                                         $1,295                      -                    1,295
     5 CONNVIEW                                                           $12,036                  28,706                    -
     6 BSB LEASING (FORMERLY AMERILEASE)                                  $4,037                    4,037                    -
     7 INTEL FINANCIAL SERVICES                                           $4,726                    4,727                    -
     8 IOS CAPITAL                                                        $1,647                    1,647                    -
     9 LUCENT TECHNOLOGIES                                                $16,385                  16,385                    -
    10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                                                                      -
    11 IBM CORPORATION                                                    $1,363                    1,363                    -
    12 T-TECH HOLDING CO.                                                 $11,967                  11,967                    -
                                                                                      -------------------------------------------
       TOTAL                                                                          $            68,832      $           1,295
                                                                                      ===================      =================







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CASE NAME:  INFORMATION MANAGEMENT ASSOCIATES, INC.        CASE NUMBER:  00-33268        ACCRUAL BASIS
------------------------------------------------------------------------------------------------------


---------------------
   QUESTIONNAIRE
------------------------------------------------------------------------------------------------------
                                                                                          YES    NO
------------------------------------------------------------------------------------------------------
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS                X
THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------

2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN                         X
POSESSION ACCOUNT?
------------------------------------------------------------------------------------------------------
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE FROM RELATED                  X
PARTIES?
------------------------------------------------------------------------------------------------------
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                 X
------------------------------------------------------------------------------------------------------
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                       X
------------------------------------------------------------------------------------------------------
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                  X
------------------------------------------------------------------------------------------------------
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                  X
------------------------------------------------------------------------------------------------------
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                              X
------------------------------------------------------------------------------------------------------
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                    X
------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                 X
------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                          X
------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                            X
------------------------------------------------------------------------------------------------------

IF THE  ANSWER  TO ANY OF THE ABOVE  QUESTIONS  IS "YES"  PROVIDE  A  DETAILED
EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.


------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------


---------------------
INSURANCE
------------------------------------------------------------------------------------------------------
                                                                                          YES    NO
------------------------------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE                    X
COVERAGES IN EFFECT?
------------------------------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                                                      X
------------------------------------------------------------------------------------------------------
3. PLEASE ITEMIZE BELOW.
------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS IS "NO" OR IF ANY  POLICIES  HAVE
BEEN  CANCELED  OR NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN
EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.


------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                    INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------
                                                                            PAYMENT AMOUNT
       TYPE OF POLICY                CARRIER            PERIOD COVERED       & FREQUENCY
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

CASE NAME:               Information Management Associates, Inc.
CASE NUMBER:             00-33268





Questionnaire Explanations:


#1 -
      On November 3, 2000, Information Management Associates, Inc. relocated its corporate headquarters. On October 4, 2000, the United States Bankruptcy Court issued an order approving the sale of certain office furniture and equipment. The Company received $15,461 for furniture and equipment having a book value of $47,016. This resulted in a loss from sale of furniture and equipment of $31,555.

      In addition, as a result of the move, the Company abandoned certain leasehold improvements with a book value of $104,870. Accordingly, the total loss associated with the sale of furniture, equipment and abandoned leasehold improvements is $136,425.